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                                  EXHIBIT 10.29

     SECURITIES PURCHASE AGREEMENT WITH CARL T. WOLF DATED FEBRUARY 12, 1998
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                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of February 12, 1998 by and between Saratoga Beverage Group, Inc., a Delaware corporation (the "Company"), and Carl T. Wolf, a resident of South Orange, New Jersey (the "Purchaser").

         WHEREAS, the Company is desirous of selling, and the Purchaser is desirous of acquiring, 150,000 shares of the Company's Class A common stock, $.01 par value per share (the "Class A Common Stock"), for a per share purchase price of $2.25 per share of Class A Common Stock (in the aggregate, the "Purchase Price");

         WHEREAS, on February 4, 1998, the Board of Directors appointed the Purchaser to be a director of the Company and, as such, to act as co-Chairman of the Board pursuant to which the Purchaser shall spend approximately 15% of his business time;

         WHEREAS, on February 4, 1998, in connection with the Purchaser's appointment as a director, the Purchaser waived his right to receive options under the Company's 1993 Stock Option Plan (the "1993 Plan") and was granted options (the "Options") outside of the 1993 Plan to purchase an aggregate of 200,000 shares of Class A Common Stock at a per share purchase price of $2.875;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

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         Purchase And Sale.

                  Purchase and Sale of Securities.

                           The Company agrees to sell to the Purchaser, and upon
and subject to the terms and conditions hereof and, in reliance upon the representations and warranties of the Company, the Purchaser agrees to purchase from the Company, the Shares for the Purchase Price.

                           The Purchaser hereby acknowledges receipt of the
Option, a copy of which is annexed hereto as Exhibit A.

                  Closing. The sale of the Shares by the Company to the Purchase shall take place at a closing (the "Closing"), to be held simultaneously with the execution of this Agreement (the "Closing Date"). On the Closing Date, the Company shall deliver to the Purchaser the Shares, free and clear of any pledge, lien, security interest, mortgage, charge, adverse claim of ownership or use, or other encumbrance of any kind (each, an "Encumbrances"), against payment of the Purchase Price. The Company shall cause a certificate evidencing the Shares to be issued to the Purchaser as soon as practicable after the Closing.

         Representations and Warranties of the Company.

         The Company represents and warrants to the Purchaser as follows:

                  Organization and Qualification. The Company is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power and authority to own its properties and carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each other jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except to the extent that any such failure so to qualify is not reasonably likely, individually or in the aggregate, to have a change in, or effect on, the business of the Company, as it is currently conducted, that is or is reasonably likely to be materially adverse to the business, prospects, property, condition (financial or otherwise) or operations of the Company (a "Material Adverse Effect").

                  Authorized Capital. The authorized capital stock of the Company consists of 50,000,000 shares of Class A Common Stock, 2,000,000 shares of the Company's Class B common stock, $.01 par value per share ("Class B Common Stock") and 5,000,000 shares of preferred stock, $.01 par value, of the Company. As of February 9, 1998, 2,407,039 shares of Class A Common Stock, 562,055 shares of Class B Common Stock and no shares of preferred stock of the Company were issued and outstanding. As of February 9, 1998, options and warrants exercisable to purchase 670,841 and 167,680 shares of Class A Common Stock, respectively, were outstanding, and a promissory note convertible into 428,571 shares of Class A Common Stock was outstanding.

                   Authority. The Company has all necessary corporate power and authority to enter into this Agreement and the Option, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and thereby. The Company has taken all

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necessary corporate action to appoint the Purchaser, effective February 4, 1998, as a director of the Company and, as such, as co-Chairman of the Board. The Company has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement, the Option and all other documents or instruments required to consummate the transactions contemplated hereby and thereby. This Agreement and the Option have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement and the Option constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally, subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to the effect of applicable securities laws as to rights to indemnification.

                  Consents; Compliance.

                           Other than in connection with or in compliance with
the rules of the Nasdaq SmallCap Market applicable to the listing of shares of Class A Common Stock, the execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Company from performing any of its material obligations under this Agreement and would not have a Material Adverse Effect.

                           The execution, delivery and performance of this
Agreement by the Company do not (i) conflict with or violate the charter or by-laws of the Company, or (ii) except as would not prevent the Company from performing any of its material obligations under this Agreement and would not have a Material Adverse Effect, (A) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company, or (B) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company is a party or by which any of such assets or properties is bound.

                  Commission Filings. The Company has filed all required forms, reports and other documents with the Securities and Exchange Commission (the "Commission") for periods from and after January 1, 1996 (collectively, the "Commission Filings"), each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended. The Company has heretofore made available to the Purchaser all of the Commission Filings, including the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, and the Company's Quarterly Reports on Form 10-QSB for the quarterly periods ended March 31, 1997, June 30, 1997 and September 30, 1997. As of their respective dates, the Commission Filings (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a

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material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its subsidiaries included or incorporated by reference in such Commission Filings have been prepared in accordance with general accepted accounting principles in the United States consistently applied ("GAAP") (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB), complied as of their respective dates in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, and fairly present the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated income and retained earnings and sources and applications of funds for the periods then ended (subject, in the case of any unaudited interim financial statements, to the absence of footnotes required by GAAP and normal year-end adjustments). Since September 30, 1997, except as described in the Commission Filings, there has not been any event which has had or would be expected to have a Material Adverse Effect.

                  Extent of Offering. Subject in part to the truth and accuracy of the Purchaser's representations set forth in Article 3 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and of each state where the Shares are offered or sold, and neither the Company nor, to the best of the Company's knowledge, any agent acting on its behalf, will take any action hereafter that would cause the loss of such exemption.

                  Absence of Litigation. No claim, action, proceeding or investigation is pending, or to the best knowledge of the Company, threatened, which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect or restrict the Company's ability to consummate the transactions contemplated hereby.

                  No Other Representations. Except as set forth in this Agreement and the Option, the Company is not making any representation, warranty, covenant or agreement, oral or written, with respect to the matters contained herein and therein.

                  No Brokers. The Company has not entered into any contract, arrangement or understanding with any individual, corporation, partnership, joint venture, person, trust, estate, association or other entity (each, a "Person") which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement.

         Representations and Warranties of the Purchaser.

         The Purchaser represents and warrants to the Company as follows:

                  Authority. The Purchaser has all necessary power and authority to enter into this Agreement, to carry out the Purchaser's obligations hereunder and thereunder and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance by the Purchaser of this Agreement and all other documents or instruments required to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Company, this Agreement

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constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally, subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to the effect of applicable securities laws as to rights of indemnification.

                  Consents and Approvals; No Conflict.

                           The execution and delivery of this Agreement do not,
and the performance of this Agreement by the Purchaser will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Purchaser from performing any of its material obligations under this Agreement.

                           The execution, delivery and performance of this
Agreement by the Purchaser do not, except as would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement, conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Purchaser.

                  Absence of Litigation. No claim, action, proceeding or investigation is pending, or to the best knowledge of the Purchaser, threatened, which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect or restrict the Purchaser's ability to consummate the transactions contemplated hereby.

                  Investment Purpose; Private Placement.

                           The Purchaser made his or its decision to purchase
the Shares based solely on (i) an analysis of the representations and warranties of the Company set forth in this Agreement and (ii) a review of the Commission Filings (which the Purchaser hereby acknowledges having received and reviewed).

                           The Purchaser has sufficient knowledge and experience
in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid, high-risk investment such as an investment in the Company's securities and has evaluated the merits and risks of such an investment. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and the Purchaser's acquisition of the Shares will not cause such overall commitment to become excessive.

                           The Purchaser is acquiring the Shares solely for the
purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Purchaser acknowledges that the Shares are not registered under the Securities Act and that the Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. The

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Purchaser agrees that the following legend shall be placed on any certificate or other instrument evidencing the Shares:

                  "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UNLESS SARATOGA BEVERAGE GROUP, INC. HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION DOES NOT REQUIRE REGISTRATION UNDER THE ACT."

The Company and any transfer agent acting on its behalf may maintain on the Company's register appropriate "stop transfer" notations.

                           The Purchaser further understands that the offer and
sale of the Shares have not been approved or disapproved by the Commission, or any other federal or state office or agency.

                           The Purchaser acknowledges that an investment in the
Shares involves a great deal of risk. The Purchaser is able to (i) bear the economic risk of the investment in the Company, (ii) afford a complete loss of such investment, and (iii) hold indefinitely the Shares. In reaching an informed decision to invest in the Company, the Purchaser has obtained sufficient information to evaluate the merits and risks of an investment in the securities of the Company. In that connection, representatives of the Company have (x) fully and satisfactorily answered any questions which the Purchaser desired to ask concerning the Company, and (y) furnished the Purchaser with any additional information or documents requested to verify the accuracy of or supplement any information previously delivered to or discussed with the Purchaser.

                           The Purchaser has not construed the contents of the
Agreement or any additional agreement with respect to the proposed investment in the Shares or any prior or subsequent communications from the Company, or any of its officers, employees or representatives, as investment, tax or legal advice or as information necessarily applicable to such Purchaser's particular financial situation. The Purchaser has consulted his own financial advisor, tax advisor, legal counsel and accountant, as necessary or desirable, as to matters concerning his investment in the Shares.

                  Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                  No Other Representations. Except as set forth in this Agreement, the Purchaser is not making any representation, warranty, covenant or agreement, oral or written, with respect to the matters contained herein and therein.

                  No Brokers. The Purchaser has not entered into any contract, arrangement or understanding with any Person which could result in the obligation of any Person to pay any

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finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement.

         Piggyback Registration.

                  Piggyback Registration.

                           (a) If, at any time, the Company proposes to file a
registration statement on either Form S-1, Form S-2 or Form S-3 (or any successor forms) under the Securities Act with respect to an offering for its own account or for the account of others of any class of equity security, then the Company shall give written notice of such proposed filing to the Purchaser at least twenty-five (25) days before the anticipated filing date, and such notice shall offer the Purchaser the opportunity to register such Shares (whether or not vested under the installment provisions of subparagraph 1(b) at such time) as such Purchaser may request in writing to the Company within fifteen (15) days after the date such Purchaser first received notice of such registration (a "Piggyback Registration"); provided, however, that the Company shall have no obligation to register any Shares of the Purchaser pursuant to this Section 4.1(a) unless the Purchaser shall request that 50% or more (or all outstanding Shares, if less than 50% of the initial aggregate number of Shares) of the initial aggregate number of Shares be registered.

                           (b) The Purchaser may not participate in any
registration initiated as a Piggyback Registration which is underwritten for the benefit of the Company or its stockholders unless the Purchaser (i) agrees to sell his Shares on the basis provided in any underwriting agreements approved by the Company; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements and which are customary with industry practice; and (iii) agrees that if an underwriter advises the Company in writing that the number of shares proposed to be sold by the Company and/or the Purchaser is greater than the number of shares of Class A Common Stock which the underwriter believes is feasible to sell at that time, at the price and under the terms approved by the Company, then the underwriter may exclude some or all of the Shares from such Piggyback Registration to the extent necessary to reduce the total number of shares of Class A Common Stock recommended by the underwriter. Such reduction or limitation by the underwriter shall be made in the manner set forth in the immediately following sentence. Any reduction or limitation of Shares by the underwriter shall be made on a pro rata basis in proportion to the relative number of Shares then held by the Purchaser and the number of shares of Class A Common Stock requested to be underwritten on behalf of the Company or its stockholders. The Company shall advise the Purchaser of any such reduction or limitation, and that the number of shares of Shares to be offered by the Purchaser will be reduced or limited to the number calculated pursuant to the immediately preceding sentence.

                           (c) In any registration initiated as a Piggyback
Registration, whether or not the registration statement becomes effective, the Company will pay or cause to be paid all costs, fees and expenses in connection therewith, including, without limitation, the Company's legal and accounting fees, printing expenses and "blue sky" fees and expenses, except that the Company shall not pay for (i) underwriting discounts and commissions, (ii) state transfer taxes, (iii) brokerage commissions, (iv) fees and expenses of counsel and accountants for the Purchaser and (v) blue sky fees and expenses in jurisdictions where the Company is not currently registered or qualified.

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                           (d) To the extent not inconsistent with applicable
law, the Purchaser agrees not to effect any public sale or distribution of Class A Common Stock, including a sale pursuant to Rule 144 or in reliance on any other exemption from registration under the Securities Act, during the fourteen
(14) days prior to, and during the ninety (90) days beginning on, the effective date of a registration statement that includes Shares (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior written notice) by the underwriter(s) in the case of an underwritten public offering by the Company of securities similar to the Shares.

                           (e) The Company and the Purchaser agree to indemnify
and hold harmless each other (and, in the case of the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act)) against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, "Losses") arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement with respect to a Piggyback Registration, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Purchaser shall not be indemnified for Losses insofar as such Losses arise out of or are based upon any such untrue statement or omission based upon information furnished in writing to the Company by or on behalf of the Purchaser (in his individual capacity) expressly for use therein; provided further, however, that in the event the prospectus shall have been amended or supplemented and copies thereof, as so amended or supplemented, shall have been furnished to the Purchaser prior to the confirmation of any sales of registered Shares, such indemnity with respect to the prospectus shall not inure to the benefit of the Purchaser if the person asserting such Loss did not, at or prior to the confirmation of the sale of the registered Shares to such person, receive a copy of the prospectus, as so amended or supplemented, and the untrue statement or omission of a material fact contained in the prospectus was corrected in the prospectus, as so amended or supplemented.

         Termination and Waiver.

                  Termination. This Agreement may be terminated at any time prior to the Closing only by the written consent of the Company and the Purchaser.

                  Waiver. At any time prior to the Closing, each of the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision of this Agreement.

         Miscellaneous.

                  Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (i) on the date of service if personally served, (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return

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receipt requested, postage prepaid or (iii) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

                  if to the Company:

                  Saratoga Beverage Group, Inc.
                  11 Geyser Road
                  Saratoga Springs, New York  12866
                  Attention:  Gayle Henderson
                  Fax No.:  (518) 584-0380

                  with a copy to:

                  Shereff, Friedman, Hoffman & Goodman, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:   Charles I. Weissman, Esq.
                  Fax No.: (212) 758-9526

                  if to the Purchaser:

                  Carl T. Wolf
                  627 Inwood Lane
                  South Orange, New Jersey  07079
                  Fax No.:  (973) 763-7888

                  with a copy to:

                  Olshan Grundman Frome & Rosenzweig LLP
                  505 Park Avenue
                  New York, New York  10022
                  Attention:   Robert H. Friedman, Esq.
                  Fax No.: (212) 755-1467

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
                  Expenses. The Purchaser hereby agrees that all fees and expenses incurred by the Purchaser in connection with this Agreement shall be borne by the Purchaser, and the Company hereby agrees that all fees and expenses incurred by the Company shall be borne by the Company, in each case including without limitation all fees and expenses of such party's counsel and accountants.

                  Headings. Section headings contained in this Agreement are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

                  Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of, this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

                  Entire Agreement. This Agreement and the Option set forth the entire understanding and agreement of the parties with respect to their subject matter and supersede any and all prior understandings, negotiations or agreements among the parties hereto, both written and oral, with respect to such subject matter.

                  No Third-Party Beneficiaries. This Agreement is for the sole benefit of and binding upon the parties hereto and their permitted successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  Amendment. This Agreement may be amended or modified only by an instrument in writing signed by the Company and the Purchaser.

                  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

                  Gender and Number. Whenever used in this Agreement, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

                  Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Section 6.10 and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be executed as of the date first written above in their individual capacities or by their respective representatives thereunto duly authorized, as applicable.

                                       SARATOGA BEVERAGE GROUP, INC.



By:  /S/ Carl T, Wolf                       By:    /S/ Robin Prever
   --------------------------                  --------------------------------
         Carl T. Wolf                                  Robin Prever
                                                       Chief Executive Officer

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
                                                                 EXHIBIT A STOCK

                             STOCK OPTION AGREEMENT


         This Stock Option Agreement (the "Agreement") is made and entered into as of the 4th day of February, 1998, by and between Saratoga Beverage Group, Inc. (the "Company"), a Delaware corporation, and Carl T. Wolf (the "Optionee"), residing at 627 Inwood Lane, South Orange, New Jersey 07079.

         The Board of Directors (the "Board") of the Company adopted on February 4, 1998 (the "Grant Date") a resolution granting the Optionee a stock option (the "Option") to purchase 200,000 shares (the "Shares") of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), for the price, on the terms and subject to the conditions set forth in this Agreement. The Option was not granted under the Company's 1993 Stock Option Plan. In connection with the grant of the Option, the Optionee waived his rights to receive stock options under the Company's 1993 Stock Option Plan.

         The Option is not intended to satisfy the requirements for an incentive stock option (an "ISO") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company makes no representations or warranties as to the income, estate or other tax consequences to the Optionee of the grant or exercise of the Option or the sale or other disposition of the Shares acquired pursuant to the exercise thereof.

         1. (a) The price at which the Optionee shall have the right to purchase the Shares under this Agreement is $2.875 per Share, subject to adjustment as provided in Paragraph 4 below.

                  (b) Unless the Option is previously terminated or accelerated pursuant to this Agreement, the Option shall be exercisable in installments of 100,000 Shares on each of February 4, 1998 and February 4, 1999; provided, however, that the February 4, 1999 installment shall not be exercisable if the Optionee is not serving as Chairman of the Board or co-Chairman of the Board on such date. In no event shall any Shares be purchasable under this Agreement after February 3, 2008 (the "Expiration Date"). The Option shall cease to be exercisable three (3) months (or such longer period which may at such time be provided for directors under the Company's 1993 Stock Option Plan) after the date the Optionee no longer serves as a director of the Company.

         2. Nothing contained herein shall be construed to confer on the Optionee any right to continue as a director of the Company or to derogate from any right of the Board or stockholders of the Company, free from liability, to remove the Optionee as a director at any time, with or without cause.

         3. (a) Subject to Section 422 of the Code, neither the Option nor any right under the Option shall be assignable, alienable, saleable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that, if so determined by the Board or a committee thereof, the Optionee may, in the manner established by the Board or a committee thereof in its sole discretion, designate a beneficiary or beneficiaries to exercise the rights of the Optionee, and to receive any property distributable, with respect to any Option upon the death of the Optionee.

                  (b) The Option shall not be pledged, alienated, attached, or otherwise encumbered or transferred in any manner except to the extent that the Option may be exercised by an executor or administrator or beneficiary as provided in subparagraph 3(a) above, and any purported pledge, alienation, attachment, encumbrance, or transfer thereof shall be void and unenforceable against the Company. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee or his duly appointed guardian or legal representative.

         4. (a) In the event that the Board or a committee thereof shall determine that the outstanding shares of Common Stock are affected by any (i) subdivision or consolidation of shares, (ii) dividend or other distribution (whether in the form of cash, Shares, other securities, or other property) or
(iii) recapitalization or other capital adjustment of the Company, such that an adjustment is determined to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available hereunder, then the Board or a committee thereof shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made hereunder, adjust any or all of (x) the number and type of Shares which may be subject to the Option, (y) the number and type of Shares subject to the unexercised portion of the Option, and (z) the exercise price per Share with respect to the Option; provided, however, that the exercise price per Share shall not be adjusted below the par value per Share of the Common Stock. In computing any adjustment under this paragraph, any fractional share shall be eliminated.

                  (b) In the event of the dissolution or liquidation of the Company, or in the event of a Change in Control (as defined in the Company's 1983 Stock Option Plan), the Optionee shall have the right, immediately prior to the record date for the determination of stockholders entitled to participate in such dissolution, liquidation or Change in Control, to exercise the Option, in whole or in part, without regard to any installment provisions contained in subparagraph 1(b). In such event, the Company will mail or cause to be mailed to the Optionee a notice specifying the date of such dissolution, liquidation or Change in Control. Such notice shall be mailed at least ten (10) days prior to the date therein specified to the address of the Optionee specified on page 1 of this Agreement or to such other address as the Optionee delivers or transmits by registered or certified mail to the Secretary of the Company at its principal office.

         5. The Option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the Option, has been delivered or transmitted by registered or certified mail, to the Secretary of the Company at its principal office. Said written notice shall specify the number of Shares purchasable under the Option which such person then wishes to purchase and shall be accompanied by such documentation, if any, as may be required by the Company as provided in Paragraph 7 below and be accompanied by payment of the aggregate Option price. Such payment of the aggregate Option price shall be, without limitation, in the form of (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the exercise price of the Option or portion thereof being exercised or (ii) a broker-assisted cashless exercise program established by the Board or a committee thereof. Delivery of said notice and such documentation shall constitute an irrevocable election to purchase the Shares specified in said notice and the date on which the Company receives said notice and documentation shall, subject to the provisions of Paragraph 7, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the Option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of such payment, notice and documentation. For purposes of this Agreement, "Fair Market Value" shall mean, with respect to Shares or other securities, (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Shares are then listed on the Nasdaq National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or (iv) if the Shares are not publicly traded, the fair market value established by the Committee acting in good faith.

         6. (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, the Optionee may elect to have Shares withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"); provided, however, that (i) the Board or a committee thereof shall not have revoked its advance approval of the Optionee's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). If the Optionee elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, the Optionee may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the date of grant of the Option; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

                  (b) A share withholding election shall be deemed made when written notice of such election, signed by the Optionee, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its principal office. Delivery of such notice shall constitute an irrevocable election to have Shares withheld.

                  (c) If the Optionee has made a share withholding election pursuant to this Section 6; and (i) within thirty (30) days of the date of exercise of the Option, the Optionee elects pursuant to the provisions of
Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then the Optionee will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate Fair Market Value equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Optionee's election pursuant to Section 83(b) of the Code; or
(ii) if the Optionee has not made an election pursuant to the provisions of
Section 83(b) of the Code, then on the Tax Date, such Optionee will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate Fair Market Value equal to the amount of tax required to be withheld plus cash for any fractional amount.

         7. The Board or a committee thereof may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option, representations, warranties and agreements, at the time of any such exercise, to the effect that the Shares are being purchased for investment only and without any present intention to sell or otherwise distribute such Shares and that the Shares will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended (the "Securities Act"), and the rules and regulations thereunder. The certificate issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

         8. (a) If, at any time, the Company proposes to file a registration statement on Form S-8 under the Securities Act with respect to an offering for its own account or for the account of others of any class of equity security, then the Company shall give written notice of such proposed filing to the Optionee at least twenty-five (25) days before the anticipated filing date, and such notice shall offer the Optionee the opportunity to register such Shares (whether or not vested under the installment provisions of subparagraph 1(b) at such time) as such Optionee may request in writing to the Company within fifteen
(15) days after the date such Optionee first received notice of such registration (a "Piggyback Registration"); provided, however, that the Company shall have no obligation to register any Shares of the Optionee pursuant to this
Section 8(a) unless the Optionee shall request that 50% or more (or all outstanding Shares, if less than 50% of the initial aggregate number of Shares) of the initial aggregate number of Shares be registered.

                  (b) The Optionee may not participate in any registration initiated as a Piggyback Registration which is underwritten for the benefit of the Company unless the Optionee (i) agrees to sell his Shares on the basis provided in any underwriting agreements approved by the Company; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements and which are customary with industry practice; and
(iii) agrees that if an underwriter advises the Company in writing that the number of shares proposed to be sold by the Company and/or the Optionee is greater than the number of shares of Common Stock which the underwriter believes is feasible to sell at that time, at the price and in the terms approved by the Company, then the underwriter may exclude some or all of the Shares from such Piggyback Registration. The Company shall advise the Optionee of the limitation, and that the number of shares of Shares to be offered by the Optionee will be reduced to the number recommended by the underwriter.

                  (c) In any registration initiated as a Piggyback Registration, whether or not the registration statement becomes effective, the Company will pay or cause to be paid all costs, fees and expenses in connection therewith, including, without limitation, the Company's legal and accounting fees, printing expenses and "blue sky" fees and expenses, except that the Company shall not pay for (i) underwriting discounts and commissions, (ii) state transfer taxes, (iii) brokerage commissions, (iv) fees and expenses of counsel and accountants for the Optionee and (v) blue sky fees and expenses in jurisdictions where the Company is not currently registered or qualified.

                  (d) To the extent not inconsistent with applicable law, the Optionee agrees not to effect any public sale or distribution of Common Stock, including a sale pursuant to Rule 144 or in reliance on any other exemption from registration under the Securities Act, during the fourteen (14) days prior to, and during the ninety (90) days beginning on, the effective date of a registration statement that includes Shares (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior written notice) by the underwriter(s) in the case of an underwritten public offering by the Company of securities similar to the Shares.

                  (e) The Company and the Optionee agree to indemnify and hold harmless each other (and, in the case of the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities
Act)) against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, "Losses") arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement with respect to a Piggyback Registration, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Optionee shall not be indemnified for Losses insofar as such Losses arise out of or are based upon any such untrue statement or omission based upon information furnished in writing to the Company by or on behalf of the Optionee (in his individual capacity) expressly for use therein; provided further, however, that in the event the prospectus shall have been amended or supplemented and copies thereof, as so amended or supplemented, shall have been furnished to the Optionee prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the prospectus shall not inure to the benefit of the Optionee if the person asserting such Loss did not, at or prior to the confirmation of the sale of the Registrable Securities to such person, receive a copy of the prospectus, as so amended or supplemented, and the untrue statement or omission of a material fact contained in the prospectus was corrected in the prospectus, as so amended or supplemented.

         9. The Option shall be exercisable in accordance with the terms hereof even if (i) any ISO to purchase Common Stock in the Company, in any parent or subsidiary of the Company or in any predecessor corporation of such corporations, was granted to the Optionee and (ii) such previously granted ISO remains outstanding. For purposes of this Paragraph, an ISO shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time.

         10. All certificates for Shares delivered pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or a committee thereof may deem advisable under the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or a committee thereof may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware and applicable federal law. Subject to subparagraph 3(a) hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, as the case may be.

         IN WITNESS WHEREOF, the parties have witnessed this Agreement to be duly executed and delivered as of the date first above written.

                                       SARATOGA BEVERAGE GROUP, INC.


 By:  /S/ Carl T. Wolf                 By: /S/ Robin Prever
    -------------------------             -------------------------------------
          Carl T. Wolf                         Robin Prever
                                               President and Chief
                                               Executive Officer